--------------------------------------------------------------------------------
                                    MORGAN STANLEY
                                  GLOBAL OPPORTUNITY
                                   BOND FUND, INC.
--------------------------------------------------------------------------------




                                 FIRST QUARTER REPORT
                                    MARCH 31, 1999
                        MORGAN STANLEY DEAN WITTER INVESTMENT
                                   MANAGEMENT INC.
                                  INVESTMENT ADVISER





                                    MORGAN STANLEY
                          GLOBAL OPPORTUNITY BOND FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS


Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT AND ACTING
SECRETARY

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the three months ended March 31, 1999, the Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 4.98% compared to 3.24% for the Fund's benchmark (described below). For the period since the Fund's commencement of operations on May 27, 1994 through March 31, 1999, the Fund's total return, based on net asset value per share, was 43.09% compared to 62.42% for the benchmark. The Fund uses as its benchmark, for purposes of comparing its performance, a composite comprised of 25% of the J.P. Morgan Latin Eurobond Index, 25% of the J.P. Morgan Emerging Markets Bond Plus Index and 50% of the CS First Boston High Yield Index. However, the Fund's weightings in these asset classes is not restricted and will, under normal circumstances, fluctuate depending on market conditions. At March 31, 1999, the Fund's investments in debt instruments were comprised of 67% emerging markets debt securities and 33% U.S. high yield securities.

On March 31, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $9.00, representing an 8.5% discount to the Fund's net asset value per share.

During the first quarter of 1999, emerging market investors decided that many of the negative external factors overhanging the market were reflected in debt prices and that the worst in terms of economic conditions would soon pass. As a result, despite a poor start, the Fund had a strong rebound during the latter part of the first quarter of 1999. The challenges facing emerging market countries as they entered 1999 were daunting. The prospects for lower Organization for Economic Co-operation and Development (OECD) growth, continued weak commodity prices, global excess capacity and rising deficits were enough to discourage even the most optimistic investor. However, OECD growth as a whole held up a little better than expected during the first quarter. The Japanese economy stabilized, at least temporarily, which helped to underpin a modest recovery in most of the economies of Emerging Asia. The U.S. economy continued to perform above trend while weakness was evident only in the Euro block countries. Another positive surprise was higher oil prices, which resulted from a mid-March OPEC agreement to cut oil production. This development eased the fiscal pressures burdening many of the commodity exporting countries this year. While base metals and other commodity prices remain weak, the 45% move in the price of oil since the beginning of the year will serve as a windfall to emerging countries such as Ecuador, Mexico, Russia and Venezuela. Still, global excess oil capacity remains high and the moderate OECD growth rates will not materially improve the outlook for oil. But to their credit, emerging countries have by and large made the necessary adjustments to cope with the realities of lower revenues from commodity exports and higher costs of capital.

During the month of January 1999, the Fund benefited from underweight positions in Ecuador, Brazil and Venezuela, the three worst performing countries for the month. Fund performance was enhanced by overweights in Mexico and Bulgaria, and to a lesser extent South Korea, as assets rallied in response to an upward revision in the country's credit rating and outlook by S&P. An underweight in Poland and Nigeria, the only other countries to post positive returns in January, detracted from performance. Also during January, Brazil floated its currency. The real subsequently depreciated 42% during the month. The immediate economic fallout will be felt in the form of a deeper economic contraction, higher inflation, higher interest rates and a deteriorating public sector debt dynamic. The Brazilians will need to make further fiscal cuts and adhere to tighter monetary policy to combat the short-term negative effects of the devaluation.

For the month of February, Latin America led the market higher as Brazil, Peru and Venezuela were among the top four performers during the month. Bulgaria, with a 4.22% return, was the only non-Latin country to post strong positive returns. Latin America also produced one of the worst performers of the month as Ecuador declined by 9.67% due to a deteriorating fiscal and political environment, which has reduced the prospects for IMF aid this year. Ecuadorian bonds are trading at distressed levels reflecting the fact that without multi-lateral aid, the probability of default this year is high. Russia was the only country to fair worse, with a total return of -9.76% for the month, as investors continued to doubt the government's ability to service its external debt. Since the crisis last summer, the Russians have not articulated a coherent economic policy framework. In the absence of such a framework, the prospects for hyperinflation and continued capital flight remain high. Fund returns were aided by overweights in Bulgaria, Turkey, Colombia and, to a lesser extent, Peru. Underperformance attributable to underweight positions in Brazil and Venezuela was mitigated somewhat by beneficial security selection within those countries.

Emerging markets debt staged a significant rally in the month of March. The market was led higher by the riskier Latin American credits, with Brazil, Ecuador and Venezuela producing the best returns for the month. Despite a positive 14.87% return in March, Ecuadorian assets remain the worst performers in 1999, as Ecuador has returned -7.98% year to date. In general, the Fund rallied in March as many of the negative events that had been anticipated by investors failed to materialize. Inflation in Brazil, while still high by most standards, was tamer than expected allowing the Central Bank to lower domestic interest rates sooner than had been anticipated. The current government in Ecuador was able to piece together a fragile political coalition in support of a fiscal reform package that is a pre-condition to any agreement with the IMF. While the situation remains tenuous and banking sector reform still needs to be addressed, the formation of this coalition is a significant first step towards reform and again was unanticipated by the general market. Lastly, the recent rebound in the price of oil had a significant positive impact on Venezuelan, Mexican and Russian assets.

The conflict in Kosovo proved to be the only cloud hanging over the Fund in March. Bulgarian assets bore the brunt of investors' fears, as Bulgarian debt declined by 2.99%, making it the only country to produce negative returns last month. While Bulgaria shares a border with Serbia, the trade links between the countries are limited. Exports to Yugoslavia account for approximately 2.2% of Bulgaria's total exports. However, most of the trade routes from Bulgaria to Western Europe run through Yugoslavia and are now effectively closed due to the war. Bulgarian goods must now be transported by a more circuitous route, which will hinder trade flows in the future. In addition, fears that the war will spread and destabilize the entire Balkan region adversely impacted Bulgaria's performance. An overweight in Bulgarian assets and an underweight in Venezuelan assets dampened Fund returns in March.

This confluence of positive external developments mentioned above helped propel emerging debt prices during the first quarter and is likely to continue to provide the necessary environment for a continued rally in the months ahead. However, these conditions remain fragile. It may only be a matter of months before OPEC quotas are ignored and the recent run up in oil prices reverses.
The nascent recovery in Japan appears to us to have been driven by last summer's fiscal stimulus package. The effects of the government work spending became visible during the fourth quarter of 1998 and the first quarter of 1999. All other sectors of the economy continued to decline. So far, Brazil has done an estimable job of managing investor expectations and market technicalities. However, the difficult tasks of holding the line on fiscal cuts and implementing structural reforms remain ahead. In short, the developments in March were undoubtedly positive for the market, but the gains may be fleeting. Therefore we will shift to a more aggressive posture only upon further evidence that these positive trends are sustainable.

Concerning the domestic portion of the Fund's portfolio, the U.S. high yield market outperformed high quality bonds in the first quarter as investors
continued to be more willing to bear risk.   Despite volatility and a sell off
in the Treasury market, robust mergers and acquisitions activity, evidence of a stronger than expected U.S. economy, and solid inflows into high yield mutual
funds contributed to the strength in the sector.   In addition, a strong equity
market, rising energy prices and relative stability in the emerging markets also helped the performance of high yield bonds.

The positive results versus the benchmark were primarily a result of a large overweight in the telecommunications sector, which continued to demonstrate strong performance. Results also benefited from security selection across sectors, and from an underweight in the energy sector, which performed poorly. Exposure to the healthcare sector, which is under pressure, and an underweight in cyclical issues, which started to rebound in the first quarter of 1999, detracted from relative performance.

Cyclical issues rebounded somewhat in the period. While the Fund has benefited as certain individual cyclical credits have done well, being underweighted in
these issues was a negative for returns.   Pricing has been somewhat better in
many product lines, but security prices may be a bit ahead of the fundamentals in some cases. For example, capacity utilization in steel is still at unacceptable levels and the likelihood of strong profitability is questionable for many companies. However, the level of imports is declining and some price increases are taking hold.

The weakest sectors have been healthcare and energy as weak industry pricing has put serious pressure on the most leveraged competitors. The price of Vencor, a holding in the long-term care segment, has fallen dramatically due to difficulty
adjusting to a new regulatory pricing scheme.   In addition, Columbia HCA, an
important holding that we believe is a sound credit, sold off when it lost its investment grade rating by S&P. Until recently, weak oil prices depressed the energy sector. OPEC pledged to reduce production and several major oil companies have announced mergers with the likely result that combined drilling plans will be reduced significantly. This should be beneficial for the exploration and production companies that survive, but spells continued problems for drilling companies and other service companies.

Even with the rebound in the high yield market relative to high quality bonds, we continue to believe that the sector offers attractive relative value.
Spread levels versus high quality bonds are still at levels that are wider than long term averages at a time when the economy and credit quality of most issuers is strong. High yield bonds also appear compelling versus equities on a risk adjusted expected return basis.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

April 1999


THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.




--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO CHARACTERISTICS, CAN NOW BE ACCESSED AT WWW.MSDW.COM/INSTITUTIONAL/INVESTMENTMANAGEMENT.

Morgan Stanley Global Opportunity Bond Fund, Inc.
Investment Summary as of March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION                                                          TOTAL RETURN (%)
                                           --------------------------------------------------------------------
                                             MARKET VALUE (1)       NET ASSET VALUE (2)           INDEX (3)
                                           --------------------   ----------------------   --------------------
                                                        AVERAGE                 AVERAGE                 AVERAGE
                                           CUMULATIVE    ANNUAL    CUMULATIVE    ANNUAL    CUMULATIVE    ANNUAL
                                           ----------   -------   -----------   -------    ----------   -------
                     Fiscal Year to Date      11.36%        --         4.98%        --         3.24%        --
                     One Year                -25.34     -25.34%      -22.09     -22.09%       -3.95      -3.95%
                     Since Inception*         30.88       5.71        43.09       7.67        62.42      10.53

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION:

                                     [GRAPH]

                                           YEAR ENDED DECEMBER 31,                                              THREE MONTHS
                                                                                                                   ENDED
                                                                                                                  MARCH 31,
                                        1994*           1995          1996            1997           1998           1999
                                       -------        -------        -------        -------        -------      ------------
Net Asset Value Per Share. . . . .     $12.25         $12.99         $14.86         $13.74         $ 9.64          $9.84
Market Value Per Share . . . . . .     $12.50         $12.50         $14.63         $13.13         $ 8.31          $9.00
Premium/(Discount) . . . . . . . .        2.0%          -3.8%          -1.5%          -4.4%         -13.8%          -8.5%
Income Dividends . . . . . . . . .     $ 0.91         $ 1.59         $ 1.49         $ 1.30         $ 1.18          $0.26
Capital Gains Distributions. . . .         --             --         $ 0.50         $ 2.30         $ 0.06             --
Fund Total Return (2). . . . . . .      -6.42%         20.34%         31.45%         17.38%        -21.57%          4.98%
Index Total Return (3) . . . . . .      -0.46%         22.03%         20.58%         12.56%         -3.19%          3.24%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Fund uses as its benchmark, for purpose of comparing its performance, a composite comprised of 25% of the J.P. Morgan Latin Eurobond Index, 25% of the J.P. Morgan Emerging Markets Bond Plus Index, and 50% of the CS First Boston High Yield Index. However, the Fund's weighting in these asset classes is not restricted and will, under normal circumstances, fluctuate depending on market conditions. As of March 31, 1999, the Fund's investment in debt instruments was comprised of 67% emerging markets debt securities and 33% U.S. high yield securities.
*    The Fund commenced operations on May 27, 1994.

Morgan Stanley Global Opportunity Bond Fund, Inc.
Portfolio Summary as of March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Debt Instruments         (95.3%)
Equity Securities         (1.0%)
Short-Term Investments    (3.7%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                       [CHART]

Other                    (17.1%)
Russia                    (1.9%)
Philippines               (1.9%)
United Kingdom            (2.0%)
Korea                     (2.1%)
Bulgaria                  (3.1%)
Colombia                  (3.4%)
Argentina                (11.6%)
Brazil                   (11.8%)
United States            (32.2%)
Mexico                   (12.9%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                          PERCENT OF
                                                             TOTAL
                                                          INVESTMENTS
                                                          -----------
     1.  Republic of Argentina 'L'
           6.188%, 3/31/05 (Argentina)                        5.6%
     2.  United Mexican States Par Bond
           6.25%, 12/31/19 (Mexico)                           4.5
     3.  Republic of Argentina Global Units (Euro)
           12.125%, 2/15/19 (Argentina)                       3.9
     4.  United Mexican States Discount Bond
           12/31/19 (Mexico)                                  3.1
     5.  Federative Republic of Brazil 'EI-L' Bond
           6.625%, 4/15/06 (Brazil)                           2.7
     6.  United Mexican States Euro Bond
           10.375%, 2/17/09 (Mexico)                          2.4%
     7.  Federative Republic of Brazil 'C' Bond PIK
           8.00%, 4/15/14 (Brazil)                            2.4
     8.  United Mexican States Global Bond
           11.375%, 9/15/16 (Mexico)                          2.3
     9.  Republic of Colombia Global Euro
           10.875%, 3/9/04 (Colombia)                         2.0
    10.  Federative Republic of Brazil Debt
           Conversion 'L' Bond
           6.688%, 4/15/12  (Brazil)                          1.8
                                                             ----
                                                             30.7%
                                                             ----
                                                             ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
---------
MARCH 31, 1999

                                                             FACE
                                                           AMOUNT         VALUE
                                                            (000)         (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENTS (95.3%)
--------------------------------------------------------------------------------
ARGENTINA (11.6%)
Corporate (1.0%)
   CIA International Telecom
   (a)10.375%, 8/1/04                             ARP         400  U.S.$    310
      10.375%, 8/1/04                                         100            78
(a)Supercanal Holdings S.A.
      11.50%, 5/15/05                             U.S.$       200            90
                                                                    -----------
                                                                            478
                                                                    -----------
SOVEREIGN (10.6%)
   Republic of Argentina
     11.75%, 4/7/09                                           500           486
(c)Republic of Argentina 'L'
      6.188%, 3/31/05                                       2,971         2,546
   Republic of Argentina Global
     Units (Euro)
     12.125%, 2/15/19                                       1,800         1,783
                                                                    -----------
                                                                          4,815
                                                                    -----------
                                                                          5,293
                                                                    -----------
--------------------------------------------------------------------------------
AUSTRALIA (0.6%)
CORPORATE (0.6%)
   Glencore Nickel Property Ltd.
     9.00%, 12/1/14                                           155           133
   Murrin Murrin Holdings
     Property Ltd.
     9.375%, 8/31/07                                          135           121
                                                                    -----------
                                                                            254
                                                                    -----------
--------------------------------------------------------------------------------
BRAZIL (11.8%)
CORPORATE (0.2%)
(a,c)Compania Energetica Sao Paulo
     9.125%, 6/26/07                                          100            80
                                                                    -----------
SOVEREIGN (11.6%)
     Brazil Global Bond
       10.125%, 5/15/27                                     1,000           730
(c)Federative Republic of Brazil
     Debt Conversion 'L' Bond
     6.188%, 4/15/12                                          260           152
(c)Federative Republic of Brazil
     'C' Bond PIK
     8.00%, 4/15/14                                         1,693         1,074
(c)Federative Republic of Brazil
     'EI-L' Bond
     6.625%, 4/15/06                                        1,718         1,246
   Federative Republic of Brazil 'L'
     4.50%, 1/1/80                                            300           166
   Federative Republic of Brazil
     Debt Conversion 'L' Bond
     6.688%, 4/15/12                                        1,430           834
   Federative Republic of Brazil E-I Euro
     6.125%, 4/15/06                                          730           529
   Federative Republic of Brazil
     New Money Bond 'L'
     6.75%, 1/1/80                                U.S.$       760  U.S.$    483
   Federative Republic of Brazil
     New Money Bond 'L'
     6.188%, 4/15/09                                          130            83
                                                                    -----------
                                                                          5,297
                                                                    -----------
                                                                          5,377
--------------------------------------------------------------------------------
BULGARIA (3.1%)
SOVEREIGN (3.1%)
(c)Republic of Bulgaria Discount
     Bond 'A' Euro
     6.688%, 7/28/24                                        1,140           775
(c)Republic of Bulgaria Front Loaded
     Interest Reduction Bond
     2.50%, 7/28/12                                           550           315
(b)Republic of Bulgaria Past Due
     Interest Bond
     6.688%, 7/28/11                                          480           323
                                                                    -----------
                                                                          1,413
                                                                    -----------
--------------------------------------------------------------------------------
CANADA (0.1%)
CORPORATE (0.1%)

   Tembec Industries, Inc.
     8.625%, 6/30/09                                           35            36
                                                                    -----------
--------------------------------------------------------------------------------
CHILE (1.4%)
CORPORATE (1.4%)
(a)Embotelladora Africa S.A.
     9.875%, 3/15/06                                          325           327
   Endesa
     7.75%, 7/15/08                                           315           305
                                                                    -----------
                                                                            632
                                                                    -----------
--------------------------------------------------------------------------------
COLOMBIA (3.4%)
CORPORATE (0.1%)
(b)Transtel Structured Note
     1.57%, 8/13/08                                           550            61
                                                                    -----------
SOVEREIGN (3.3%)
   Republic of Colombia Global Euro
     10.875%, 3/9/04                                          890           923
(b)Republic of Columbia
     8.82%, 8/13/05                                           600           550
                                                                    -----------
                                                                          1,473
                                                                    -----------
                                                                          1,534
                                                                    -----------
--------------------------------------------------------------------------------
ECUADOR (1.2%)
CORPORATE (0.2%)
(a)Consorcio Ecuatorian Notes
     14.00%, 5/1/02                                           190            79
                                                                    -----------
--------------------------------------------------------------------------------

                                                             FACE
                                                           AMOUNT         VALUE
                                                            (000)         (000)
--------------------------------------------------------------------------------
ECUADOR (CONTINUED)
SOVEREIGN (1.0%)
(b)Republic of Ecuador Discount Bond
     6.625%, 2/28/25                              U.S.$     1,010  U.S.$    480
                                                                    -----------
                                                                            559
                                                                    -----------
--------------------------------------------------------------------------------
GERMANY (0.6%)
CORPORATE (0.6%)
(c)RSL Communications plc
     0.00%, 6/15/08                               DEM         256           178
(a)Sirona Dental Systems
     9.125%, 7/15/08                                           89           103
                                                                    -----------
                                                                            281
                                                                    -----------
--------------------------------------------------------------------------------
HONG KONG (0.7%)
CORPORATE (0.7%)
(a)Hutchison Whampoa Financial 'B'

     7.45%, 8/1/17                                U.S.$       380           338
                                                                    -----------
--------------------------------------------------------------------------------
INDIA (0.6%)
CORPORATE (0.6%)
(a)Reliance Industries Ltd.
     10.375%, 6/24/16                                         290           259
                                                                    -----------
--------------------------------------------------------------------------------
JORDAN (0.7%)
SOVEREIGN (0.7%)
   Jordan Discount Bond
   (b)6.00%, 12/23/23                                         418           234
(a,b)6.00%, 12/23/23                                          155            87
                                                                    -----------
                                                                            321
                                                                    -----------
--------------------------------------------------------------------------------
KOREA (2.1%)
CORPORATE (0.2%)
(a)Samsung Electronics, Co.
     7.45%, 10/1/02                                           100            95
                                                                    -----------
QUASI-SOVEREIGN (1.9%)
   Export-Import Bank of Korea
     6.50%, 2/10/02                                           500           483
   Korea Electric Power Corp.
     7.00%, 10/1/02                                           400           381
                                                                    -----------
                                                                            864
                                                                    -----------
                                                                            959
                                                                    -----------
--------------------------------------------------------------------------------
MEXICO (12.9%)
CORPORATE (0.5%)
(a)Innova
     12.875%, 4/1/07                                          120            99
(b)Petro Mexicanos
     11.157%, 7/15/05                                         140           131
                                                                    -----------
                                                                            230
                                                                    -----------

SOVEREIGN (12.4%)
(b)United Mexican States
     Discount Bond 'A'
     6.594%, 12/31/19                                          10             9
(b)United Mexican States
   Discount Bond 'D'
     6.602%, 12/31/19                             U.S.$     1,650  U.S.$  1,407
   United Mexican States Euro
     Bond
     10.375%, 2/17/09                                       1,050         1,088
United Mexican States Global Bond
     11.375%, 9/15/16                                         970         1,049
United Mexican States Par
     Bond 'W-A'
     6.25%, 12/31/19                                           20            16
   United Mexican States Par
     Bond 'W-B'
     6.25%, 12/31/19                                        2,620         2,058
                                                                    -----------
                                                                          5,627
                                                                    -----------
                                                                          5,857
                                                                    -----------
--------------------------------------------------------------------------------
MOROCCO (0.6%)
SOVEREIGN (0.6%)
   Morocco R&C 'A'
     6.063%, 1/1/09                                           360           293
                                                                    -----------
--------------------------------------------------------------------------------
NETHERLANDS (0.6%)
CORPORATE (0.6%)
   Hermes Europe Railtel B.V.
     11.50%, 8/15/07                                          190           208
   Impress Metal Packaging
     9.875%, 5/29/07                              DEM          56            68
                                                                    -----------
                                                                            276
                                                                    -----------
--------------------------------------------------------------------------------
NIGERIA (0.6%)
SOVEREIGN (0.6%)
   Central Bank of Nigeria Par Bond
     6.25%, 11/15/20                              U.S.$       250           157
   Central Bank of Nigeria
     Promissory Note
     3.586%, 1/5/10                                           290           120
                                                                    -----------
                                                                            277
                                                                    -----------
--------------------------------------------------------------------------------
PANAMA (1.5%)
SOVEREIGN (1.5%)
   Republic of Panama
     9.375%, 4/1/29                                           700           700
                                                                    -----------
--------------------------------------------------------------------------------
PERU (1.3%)
SOVEREIGN (1.3%)
(c)Peru Past Due Interest Bond
     4.00%, 3/7/17                                            370           236
   Republic of Peru Front Loaded
     Interest Reduction Bond
   (c)3.25%, 3/7/17                                           150            89
(a,c)3.25%, 3/7/17                                            450           268
                                                                    -----------
                                                                            593
                                                                    -----------
--------------------------------------------------------------------------------

                                                             FACE
                                                           AMOUNT         VALUE
                                                            (000)         (000)
--------------------------------------------------------------------------------
PHILIPPINES (1.9%)
CORPORATE (0.4%)
   Philippine Long Distance Telephone
     7.85%, 3/6/07                                U.S.$       250  U.S.$    219
                                                                   ------------
SOVEREIGN (1.5%)
(c)Republic of Philippines 'B'
     5.962%, 6/1/08                                           750           664
                                                                    -----------
                                                                            883
                                                                    -----------
--------------------------------------------------------------------------------
POLAND (0.4%)
CORPORATE (0.4%)
(c)PTC International Finance B.V.
     0.00%, 7/1/07                                            255           186
                                                                   ------------
--------------------------------------------------------------------------------
RUSSIA (1.9%)
SOVEREIGN (1.9%)
(b)Russia Interest Arrears Notes
     6.625%, 12/15/15                                          38             3
(b)Russia Principal Note, PIK
     3.313%, 12/15/20                                       2,235           156
   Russian Federation
     (a)8.75%, 7/24/05                                      1,000           253
     (a)11.00%, 7/24/18                                     1,230           318
     11.00%, 7/24/18                                          540           140
                                                                    -----------
                                                                            870
                                                                    -----------
--------------------------------------------------------------------------------
TURKEY (1.1%)
CORPORATE (1.1%)
(a)Cellco Finance NV
     15.00%, 8/1/05                                           320           312
   Pera Financial Services
     9.375%, 10/15/02                                         200           170
                                                                    -----------
                                                                            482
                                                                    -----------
--------------------------------------------------------------------------------
UNITED KINGDOM (2.0%)
CORPORATE (2.0%)
   Colt Telecommunications
     Group plc
     7.625%, 7/31/08                              DEM         171           190
(c)Dolphin Telecommunications plc
     0.00%, 6/1/08                                ECU         190            99
(a)Esprit Telecommunications
     Group plc
     11.00%, 6/15/08                              DEM         233           266
(a)HMV Media Group plc
     10.875%, 5/15/08                             GBP         200           339
                                                                    -----------
                                                                            894
                                                                    -----------
--------------------------------------------------------------------------------
UNITED STATES (31.2%)
ASSET BACKED SECURITIES (2.6%)
   Aircraft Lease Portfolio
     Securitization Ltd.
     1996-1 P1D 12.75%, 6/15/06                   U.S.$       337           337
   CFS 1997-5 'A1'
     7.72%, 6/15/05                                           249           162
DR Securitized Lease Trust
   1993-K1 A1 6.66%, 8/15/10                      U.S.$        80  U.S.$     76
   1994-K1 A1 7.60%, 8/15/07                                  421           420

(a)First Home Mortgage Acceptance
     Corp., 1996-B, Class C
     7.929%, 11/1/18                                          243           185
                                                                    -----------
                                                                          1,180
                                                                    -----------

COLLATERALIZED MORTGAGE OBLIGATION (0.3%)

   Long Beach Auto 1997-1, 'B'
     14.22%, 10/26/03                                         121           120
                                                                    -----------
CORPORATE (28.3%)
(c)At Entertainment Inc.
     0.00%, 2/1/09                                            460           205
   Adelphia Communications 'B'
     9.875%, 3/1/07                                            25            28
     8.375%, 2/1/08                                           100           103
   Adelphia Communications Corp.
     7.50%, 1/15/04                                            55            55
   AES Corp.
     8.50%, 11/1/07                                           215           212
(a)Allied Waste
     7.875%, 1/1/09                                            75            73
(a)American Cellular Corp.
     10.50%, 5/15/08                                          160           167
   American Standard Cos., Inc.
     7.375%, 2/1/08                                           145           142
   AMSC Acquisition Co., Inc. 'B'
     12.25%, 4/1/08                                           180            90
(a)CA FM Lease Trust
     8.50%, 7/15/17                                           235           253
   CB Richard Ellis Services
     8.875%, 6/1/06                                            15            15
(a)Centennial Cellular
     10.75%, 12/15/08                                          90            96
   Chancellor Media Corp. 'B'
     8.125%, 12/15/07                                         315           320
   CMS Energy Corp.
     7.50%, 1/15/09                                           155           158
   Columbia/ HCA Healthcare Corp.
     7.58%, 9/15/25                                           130           109
   Columbia/HCA Healthcare
     6.91%, 6/15/05                                           300           274
     7.69%, 6/15/25                                           350           294
   CSC Holdings, Inc.
     7.875%, 12/15/07                                         175           184
     9.875%, 5/15/06                                          220           242
   D.R. Horton Inc.
     8.00%, 2/1/09                                            180           177
   Dobson Communications Corp.
     11.75%, 4/15/07                                          125           134
   Echostar DBS Corp.
     9.375%, 2/1/09                                           190           197
(a)EES Coke Battery Co., Inc.
     9.382%, 4/15/07                                          100            98
--------------------------------------------------------------------------------

                                                             FACE
                                                           AMOUNT         VALUE
                                                            (000)         (000)
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
CORPORATE  (CONTINUED)
(a)Fresenius Medical Care AG
     7.875%, 2/1/08                               U.S.$       130  U.S.$    128
   Fuji JGB Investment LLC
     9.87%, 12/31/49                                          150           133

   Global Crossing Holdings Ltd.
     9.625%, 5/15/08                                          165           184
   Globalstar LP
     11.375%, 2/15/04                                         150            98
     11.50%, 6/1/05                                            30            19
   Harrahs Operating Co., Inc.
     7.875%, 12/5/05                                          185           186
(a)Hayes Lemmerz International, Inc.
     8.25%, 12/15/08                                          140           140
   Hilton Hotels
     7.95%, 4/15/07                                           230           236
   HMH Properties 'A'
     7.875%, 8/1/05                                           275           268
(c)Hyperion Telecommunications, Inc.
     0.00%, 4/15/03                                           115            95
(c)Intermedia Communications, Inc. 'B'
     0.00%, 7/15/07                                           565           431
(a)Iridium LLC/Capital Corp.
     13.00%, 7/15/05                                          155            67
   ISP Holdings, Inc. 'B'
     9.00%, 10/15/03                                          195           201
   Jet Equipment Trust 'C1'
     11.79%, 6/15/13                                          175           222
   K Mart Funding Corp. 'F'
     8.80%, 7/1/10                                            100           104
   Lenfest Communications, Inc.
     8.375%, 11/1/05                                          185           198
(a)Level 3 Communications, Inc.
     9.125%, 5/1/08                                           125           125
   Metromedia Fiber Network, Inc.
     10.00%, 11/15/08                                         100           107
   Musicland Group, Inc.
     9.00%, 6/15/03                                           100           101
   Musicland Group, Inc. 'B'
     9.875%, 3/15/08                                          175           179
(c)Nextel Communications, Inc.
     0.00%, 8/15/04                                           300           312
     0.00%, 9/15/07                                           220           161
     0.00%, 2/15/08                                           150           105
(c)NEXTLINK Communications, Inc.
     0.00%, 4/15/08                                           375           240
(c)Norcal Waste Systems, Inc.
     13.50%, 11/15/05                                         180           200
(a)Nortek, Inc.
     8.875%, 8/1/08                                           140           144
(a)NSM Steel, Inc.
     12.25%, 2/1/08                                           100             6
(a,c)NTL Inc. 'B'
     0.00%, 4/1/08                                GBP         330           355
(a)Onepoint Communications Corp.
     14.50%, 6/1/08                               U.S.$       145  U.S.$     74
   Outdoor Systems, Inc.
     8.875%, 6/15/07                                          410           439
   Primus Telecommunications
     Group 'B'
     9.875%, 5/15/08                                          145           140
   Primus Telecommunications
     Group, Inc.
     11.25%, 1/15/09                                           45            46
   PSINet, Inc. 'B'
     10.00%, 2/15/05                                          110           117
(c)Qwest Communications
     International
     0.00%, 10/15/07                                          485           384
   R&B Falcon Corp.
     9.50%, 12/15/08                                           90            80

(a)RAS Laffan Liquid Natural Gas
     8.294%, 3/15/14                                          100            94
(c)RCN Corp.
     0.00%, 10/15/07                                          495           334
(c)Rhythms Netconnections 'B'
     0.00%, 5/15/08                                           400           224
   Rogers Cablesystems 'B'
     10.00%, 3/15/05                                          225           254
   Rogers Communications, Inc.
     9.125%, 1/15/06                                           90            95
   RSL Communications plc
     9.125%, 3/1/08                                           315           312
(a)Samsung Electron America
     9.75%, 5/1/03                                            300           307
(a)SB Treasury Co. LLC
     9.40%, 12/29/49                                          100            98
   SD Warren Co. 'B'
     12.00%, 12/15/04                                         215           233
   Smithfield Foods, Inc.
     7.625%, 2/15/08                                          145           140
   Snyder Oil Corp.
     8.75%, 6/15/07                                           200           200
   Station Casinos, Inc.
     10.125%, 3/15/06                                         205           218
   Station Casinos, Inc.
     8.875%, 12/1/08                                          100           103
   Tenet Healthcare Corp.
     8.625%, 1/15/07                                          405           401
   Vencor, Inc.
     9.875%, 5/1/05                                           250            38
(c)Viatel, Inc.
     0.00%, 4/15/08                                           140            86
(c)WAM! Net Inc. 'B'
     0.00%, 3/1/05                                            200           116
                                                                    -----------
                                                                         12,904
                                                                    -----------
                                                                         14,204
                                                                    -----------
--------------------------------------------------------------------------------

                                                             FACE
                                                           AMOUNT         VALUE
                                                            (000)         (000)
--------------------------------------------------------------------------------
VENEZUELA (1.4%)
SOVEREIGN (1.4%)
(c)Republic of Venezuela Debt
   Conversion Bond 'DL'
     6.625%, 12/18/07                             U.S.$       643  U.S.$    452
   Republic of Venezuela Global Bond
     9.25%, 9/15/27                                           300           184
                                                                    -----------
                                                                            636
                                                                    -----------
--------------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
   (Cost U.S.$42,927)                                                    43,407
                                                                    -----------
--------------------------------------------------------------------------------


                                                          SHARES
--------------------------------------------------------------------------------
PREFERRED STOCK (0.8%)
--------------------------------------------------------------------------------
UNITED STATES (0.8%)
   Concentric Network Corp. 'B'                                 1           116
   IXC Communications, Inc. 'B'                               118           127
   Paxson Communications Corp.                                  2           125
   Viatel, Inc., Series 'A' 10.00%                            548             9
                                                                    -----------
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
   (Cost U.S.$339)                                                          377
                                                                    -----------
--------------------------------------------------------------------------------


                                                           NO. OF
                                                           RIGHTS
--------------------------------------------------------------------------------
RIGHTS(0.0%)
--------------------------------------------------------------------------------
MEXICO (0.0%)
   United Mexican States (Cost U.S.$)                   2,554,000            --
                                                                    -----------
--------------------------------------------------------------------------------


                                                           NO. OF
                                                         WARRANTS
--------------------------------------------------------------------------------
WARRANTS(0.2%)
--------------------------------------------------------------------------------
ARGENTINA (0.0%)
   Republic of Argentina, expiring
     2/25/00                                                1,800             5
                                                                    -----------
--------------------------------------------------------------------------------
NIGERIA (0.0%)
   Central Bank of Nigeria, expiring
     11/15/20                                                 250            --
                                                                    -----------
--------------------------------------------------------------------------------
UNITED STATES (0.2%)
(a)American Mobile Satellite
     Corp., expiring 4/1/08                                 1,800             1
(a)NSM Steel, Inc., expiring
     2/1/08                                               633,090             1
--------------------------------------------------------------------------------


                                                           NO. OF         VALUE
                                                         WARRANTS         (000)
--------------------------------------------------------------------------------
(a)Onepoint Communications
     Corp., expiring 6/1/08                                 1,450  U.S.$    --@
(a)Rhythms Netcommunications,
     expiring 5/15/08                                      16,000            63
(a)WAM! Net., Inc.,
     expiring 3/1/05                                        6,000            12
                                                                    -----------
                                                                             77
                                                                    -----------
--------------------------------------------------------------------------------
TOTAL WARRANTS
   (Cost U.S.$--)                                                            82
                                                                    -----------
--------------------------------------------------------------------------------


                                                             FACE
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS(3.7%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT(3.7%)
   Chase Securities, Inc. 4.65%,
     dated 3/31/99, due 4/1/99,
     to be repurchased at
     U.S.$1,659, collateralized by
     U.S.$1,530 United States
     Treasury Bonds, 6.625%, due
     2/15/27, valued at
     U.S.$1,672
     (Cost U.S.$1,659)                            U.S.$     1,659  U.S.$  1,659
                                                                    -----------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS(100.0%)
   (Cost U.S.$44,925)                                                    45,525
                                                                    -----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
   Other Assets                                   U.S.$     4,609
   Liabilities                                             (9,039)       (4,430)
                                                  ---------------   -----------
--------------------------------------------------------------------------------
NET ASSETS
   Applicable to 4,178,082 issued and
     outstanding U.S.$0.01 par value shares
     (100,000,000 shares authorized)                               U.S.$ 41,095
                                                                    -----------
                                                                    -----------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          U.S.$   9.84
                                                                    -----------
                                                                    -----------
--------------------------------------------------------------------------------

(a) --  144A Security - certain conditions for public sale may exist.
(b) -- Variable/floating rate security rate disclosed is as of March 31, 1999.
(c) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of March 31, 1999. Maturity date disclosed is ultimate maturity.
  @ --  Value is less than U.S.$500.
PIK --  Payment-in-Kind.  Income may be paid in additional securities or cash.


                                          11